UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
 ____________________
Date of Report (Date of earliest event reported): February 6, 2013
Accenture SCA
(Exact name of Registrant as specified in its charter)

Luxembourg	000-49713	98-0351796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
46A, Avenue J.F. Kennedy
L-1855 Luxembourg
(Address of principal executive offices)
Registrant’s telephone number, including area code: (352) 26 42 35 00
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On February 6, 2013, Accenture plc (“Accenture”), the general partner of Accenture SCA, held its 2013 annual general meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, Accenture’s shareholders approved an amendment to the Accenture plc 2010 Share Incentive Plan (the “Amended 2010 SIP”), which had previously been approved by the Board of Directors of Accenture, subject to the approval of its shareholders.

The Amended 2010 SIP is substantially the same as the current Accenture plc 2010 Share Incentive Plan, except that it has been amended to (1) authorize an additional 24 million shares and (2) expressly prohibit the repricing of options and share appreciation rights.

The material features of the Amended 2010 SIP are described in Accenture’s definitive proxy statement for the Annual Meeting filed on December 17, 2012 (the “Proxy Statement”), and the description of the plan included in the Proxy Statement is incorporated herein by reference. The above description of the Amended 2010 SIP is qualified in its entirety by reference to the full text of the Amended 2010 SIP, a copy of which is attached hereto as Exhibit 10.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

10	Amended and Restated Accenture plc 2010 Share Incentive Plan (incorporated by reference to Exhibit 10 to Accenture plc’s Form 8-K filed on February 6, 2013)
99
The section entitled “Proposal No. 5 – Approval of Amendment to Accenture plc 2010 Share Incentive Plan to Increase the Number of Shares Available for Issuance by 24 Million Shares and to Expressly Prohibit the Repricing of Options and Share Appreciation Rights” of the definitive proxy statement of Accenture plc on Schedule 14A filed on December 17, 2012 is incorporated herein by reference

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 6, 2013	ACCENTURE SCA, represented by its general partner, Accenture plc, itself represented by its duly authorized signatory

	By:	/s/ Julie Spellman Sweet
	Name:	Julie Spellman Sweet
	Title:	General Counsel, Secretary & Chief Compliance Officer of Accenture plc, general partner of Accenture SCA

EXHIBIT INDEX

Exhibit No.	Description
10	Amended and Restated Accenture plc 2010 Share Incentive Plan (incorporated by reference to Exhibit 10 to Accenture plc’s Form 8-K filed on February 6, 2013)
99
The section entitled “Proposal No. 5 – Approval of Amendment to Accenture plc 2010 Share Incentive Plan to Increase the Number of Shares Available for Issuance by 24 Million Shares and to Expressly Prohibit the Repricing of Options and Share Appreciation Rights” of the definitive proxy statement of Accenture plc on Schedule 14A filed on December 17, 2012 is incorporated herein by reference